UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2016

Gramercy Property Trust

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor, New York, New York, 10175

(Address of Principal Executive Offices) (Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2016, the board of trustees of Gramercy Property Trust, a Maryland real estate investment trust (the “Company”), unanimously approved and adopted an amendment to the Company’s amended and restated bylaws (the “Bylaws”), to eliminate in its entirety the provision requiring the affirmative vote of at least 70% of the independent trustees of the Company to remove Gordon F. DuGan from the office of Chief Executive Officer prior to December 17, 2018.

A copy of the Company’s Bylaws, as so amended and restated, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.08	Shareholder Director Nominations

On April 26, 2016, the board of trustees of the Company determined that the 2016 annual meeting of common shareholders of the Company will be held on June 23, 2016 (the “Annual Meeting”). Please note, the date of the Annual Meeting has changed by more than 30 days from the anniversary of the Company’s 2015 annual meeting of common shareholders.

Accordingly, the deadline for receipt of shareholder director nominations has been set at May 9, 2016. In order for a shareholder director nomination to be considered timely, it must be received at the Company’s principal executive offices at 521 Fifth Avenue, 30th Floor, New York, NY 10175 (the “Executive Offices”) by May 9, 2016 and be directed to the attention of the Corporate Secretary

Item 8.01	Other Events

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended, the deadline for receipt of shareholder proposals for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 has been set at May 9, 2016. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company at the Executive Offices by May 9, 2016 and be directed to the attention of the Corporate Secretary.

Also, pursuant to the terms and conditions of the Company’s Bylaws, in order for a shareholder proposal made outside of Rule 14a-8 to be considered timely, the proposal must be received by the Company at the Executive Offices no later than May 9, 2016, which, in accordance with the Company’s Bylaws, is at least 10 days following the public announcement of the date of the Annual Meeting. Such proposals should also be directed to the attention of the Corporate Secretary.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

3.1	Amended and Restated Bylaws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer

Date: April 28, 2016

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws.